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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       June 21, 2007
                                                  ------------------------------


                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


        Ohio                            1-8399                   31-1189815
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


    200 Old Wilson Bridge Road, Columbus, Ohio                     43085
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:     (614) 438-3210
                                                   -----------------------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Awards to Named Executive Officers.
-----------------------------------

On June 21, 2007, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Worthington Industries, Inc. (the "Registrant") made the following cash performance awards and performance share awards to the named executive officers under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan (the "1997 Long-Term Incentive Plan") for the three-year performance period ending May 31, 2010.

     Cash Performance Awards for the Three-Year Period Ending May 31, 2010:
     ----------------------------------------------------------------------


Name                    Threshold ($)   Target ($)   Maximum ($)
----                    -------------   ----------   -----------
John P. McConnell         475,000         950,000     1,425,000
John S. Christie          250,000         500,000       750,000
George P. Stoe            300,000         600,000       900,000
Harry A. Goussetis        125,000         250,000       375,000


     Performance Share Awards for the Three-Year Period Ending May 31, 2010:
     -----------------------------------------------------------------------

                                No. of Common Shares
                        ----------------------------------------
Name                      Threshold       Target      Maximum
----                    -------------   ----------   -----------
John P. McConnell          15,000          30,000        45,000
John S. Christie            6,250          12,500        18,750
George P. Stoe              6,750          13,500        20,250
Harry A. Goussetis          3,250           6,500         9,750

Pay-outs of performance awards are generally tied to achieving specified levels (threshold, target and maximum) of cumulative corporate economic value added and earnings per share growth for the performance period, with each performance measure carrying a 50% weighting. For Mr. Goussetis, as a pressure cylinder business unit executive, cumulative corporate economic value-added and earnings per share measures together carry a 50% weighting, and business unit operating income targets are weighted 50%. If the performance level falls between threshold and target or between target and maximum, the award is prorated. Performance award pay-outs would generally be made no later than three months following the end of the applicable performance period. Cash performance awards may be paid in cash, common shares of the Registrant, other property, or any combination thereof, at the sole discretion of the Compensation Committee at the time of payment. Performance share awards will be paid in common shares of the Registrant. Unless the Board specifically provides otherwise, in the event of a change in control of the Registrant, all performance awards would be considered to be earned at maximum, payable in full, and immediately settled or distributed.

For further information about the 1997 Long-Term Incentive Plan, and the performance awards which may be made to executive officers of the Registrant, please refer to the 1997 Long-Term Incentive Plan (which was filed as Exhibit

10(e) to the Annual Report on Form 10-K of Worthington Industries, Inc., a Delaware corporation, for the fiscal year ended May 31, 1997 (SEC File No. 0-4016)), and the form of letter evidencing performance awards granted under the 1997 Long-Term Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K dated June 27, 2007 and is incorporated herein by reference.

     Stock Option Grants to Named Executive Officers.
     ------------------------------------------------

On June 21, 2007, the Compensation Committee approved the following stock option grants to be made to the named executive officers effective as of July 2, 2007, with the exercise price of each stock option to be equal to the closing price of the common shares of the Registrant as of July 2, 2007. All such stock options would expire July 1, 2117, subject to the terms thereof in respect of earlier termination or forfeiture.

                             No. of Common Shares
Name                    Underlying Stock Options Granted
----                    --------------------------------
John P. McConnell               100,000
John S. Christie                 45,000
George P. Stoe                   45,000
Harry A. Goussetis               22,500

Cash Performance Award Pay-outs for Three-Year Performance Period Ending May 31,
--------------------------------------------------------------------------------
2007:
-----

On June 21, 2007, the Compensation Committee approved the pay-out of cash performance awards which had been granted under the 1997 Long-Term Incentive Plan as a result of the achievement of performance levels which had been specified for the three-year period from June 1, 2004 to May 31, 2007. The performance levels achieved related to the Registrant's cumulative corporate economic value added over the three-year performance period and for those involved with the pressure cylinder business unit, operating income for such business unit. The cash payments to be made to the named individuals for the three-year performance period from June 1, 2004 to May 31, 2007 are set forth below, with such amounts payable as soon as practicable after the Compensation Committee's approval.

                                        Pay-out in respect of
                                        Cash Performance Award
                                        ----------------------
         John P. McConnell                   $750,000
         John S. Christie                    $300,000
         George P. Stoe                      $260,416
         Harry A. Goussetis                  $145,833
         Edmund L. Ponko, Jr.                $ 93,750

Separation Agreement:
---------------------

As previously reported in a Current Report on Form 8-K filed on June 5, 2007, Edmund L. Ponko, Jr. resigned as President of Dietrich Industries, Inc., a/k/a Dietrich Metal Framing ("Dietrich") and George P. Stoe, Registrant's Executive Vice President and Chief Operating Officer, was named interim President of Dietrich. In connection with Mr. Ponko's resignation, Dietrich and Mr. Ponko entered into a Separation Agreement, which became effective June 26, 2007, pursuant to which: (i) Mr. Ponko will receive salary continuation payments totaling $668,800 (approximately equal to the amount of Mr. Ponko's annual base salary and bonus for the twelve-month period prior to the date of his resignation); and (ii) Mr. Ponko agreed not to compete with Dietrich for a period of 12 months following the date of his resignation.


Item 9.01.    Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d)     Exhibits:


Exhibit No.     Description
-----------     -----------
10.1            Form of Letter Evidencing Performance Awards Granted under the
                Worthington Industries,  Inc. 1997 Long-Term Incentive Plan.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WORTHINGTON INDUSTRIES, INC.


Date: June 27, 2007
                                        By: /s/Dale T. Brinkman
                                            ------------------------------------
                                            Dale T. Brinkman, Vice President-
                                            Administration, General Counsel
                                            & Secretary

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